                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                           2/1/2005 through 2/28/2005

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
     (A) Total Portfolio Balance                                                    $1,872,756,536.96
     (B) Total Securities Balance                                                   $1,872,756,536.96
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                $471,000,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                                             25.15%
         (iii) Class A-1 Notes Rate                                                          1.63000%
         (iv)  Class A-1 Notes Accrual Basis                                               Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                $534,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                             28.51%
         (iii) Class A-2 Notes Rate                                                            2.520%
         (iv)  Class A-2 Notes Accrual Basis                                                   30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                $535,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                             28.57%
         (iii) Class A-3 Notes Rate                                                            3.300%
         (iv)  Class A-3 Notes Accrual Basis                                                   30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                $271,900,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                             14.52%
         (iii) Class A-4 Notes Rate                                                            3.810%
         (iv)  Class A-4 Notes Accrual Basis                                                   30/360
     (G) Certificates
         (i)   Certificates Balance                                                    $60,856,536.96
         (ii)  Certificates Percentage (G(i)/B)                                                 3.25%
         (iii) Certificates Rate                                                               3.810%
         (iv)  Certificates Accrual Basis                                                      30/360
     (H) Servicing Fee Rate                                                                     1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                    4.39%
         (ii)  Weighted Average Original Maturity (WAOM)                                        58.52 months
         (iii) Weighted Average Remaining Maturity (WAM)                                        50.49 months
         (iv)  Number of Receivables                                                          126,088
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                       0.50%
         (ii)  Reserve Account Initial Deposit                                          $9,363,782.68
         (iii) Specified Reserve Account Percentage                                             0.75%
         (iv)  Specified Reserve Account Balance                                       $14,045,674.03

     (K) Yield Supplement Account Deposit                                              $22,749,280.19

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
     (A) Total Portfolio Balance                                                    $1,430,859,778.51
     (B) Total Securities Balance                                                   $1,430,859,778.51
     (C) Cumulative Note and Certificate Pool Factor                                        0.7640394
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                 $29,103,241.55
         (ii)  Class A-1 Notes Pool Factor                                                  0.0617903
         (iii) Class A-1 Notes Interest Carryover Shortfall                                     $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall                                    $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                $534,000,000.00
         (ii)  Class A-2 Notes Pool Factor                                                  1.0000000
         (iii) Class A-2 Notes Interest Carryover Shortfall                                     $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall                                    $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                $535,000,000.00
         (ii)  Class A-3 Notes Pool Factor                                                  1.0000000
         (iii) Class A-3 Notes Interest Carryover Shortfall                                     $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall                                    $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                $271,900,000.00
         (ii)  Class A-4 Notes Pool Factor                                                  1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                     $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall                                    $0.00
     (H) Certificates
         (i)   Certificates Balance                                                    $60,856,536.96
         (ii)  Certificates Pool Factor                                                     1.0000000
         (iii) Certificates Interest Carryover Shortfall                                        $0.00
         (iv)  Certificates Principal Carryover Shortfall                                       $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                                          $0.00
     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                         $14,045,674.03
         (ii)  Yield Supplement Account                                                $15,218,508.56
         (iii) Payahead Account                                                                 $0.00
         (iv)  Advances Outstanding                                                       $606,026.10

                                                                          Page 2
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                           2/1/2005 through 2/28/2005

     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                        4.30%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                            43.32 months
         (iii) Number of Receivables                                                                              111,648
     (L) Note and Certificate Principal Distribution Percentages
         (i) Note Percentage                                                                                      100.00%
         (ii) Certificate Percentage                                                                                0.00%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                                      $0.00
         (ii)  Prepayments in Full                                                                                  $0.00
         (iii) Prepayments in Full due to Repurchases                                                               $0.00
     (B) Precomputed Contracts Collections                                                                          $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                     $0.00
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                       $34,454,349.51
         (ii)  Prepayments in Full                                                                         $15,551,346.69
         (iii) Repurchased Receivables Related to Principal                                                         $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                                                  $5,280,235.63
     (F) Payment Advance for Precomputes
         (i)   Reimbursement of Previous Advances                                                                   $0.00
         (ii)  Current Advance Amount                                                                               $0.00
     (G) Interest Advance for simple Interest - Net                                                          ($126,709.16)
     (H) Payahead Account
         (i)   Payments Applied                                                                                     $0.00
         (ii)  Additional Payaheads                                                                                 $0.00
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                        4.28%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                            42.45 months
         (iii) Remaining Number of Receivables                                                                    109,030
     (J) Delinquent Receivables                                              # Units                   Dollar Amount
                                                                    ------------------------  ---------------------------
         (i)   31-60 Days Delinquent                                 2,366          2.17%      $29,346,418.95       2.13%
         (ii)  61-90 Days Delinquent                                   362          0.33%       $4,315,114.41       0.31%
         (ii)  91 Days or More Delinquent                               48          0.04%         $609,416.38       0.04%
     (K) Vehicles Repossessed During Collection Period                  51          0.05%         $745,210.42       0.05%
     (L) Total Repossessed Vehicles in Inventory                        91          0.08%       $1,303,813.39       0.09%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
     (A) Collection Account Investment Income                                                                       $0.00
     (B) Reserve Account Investment Income                                                                     $24,924.82
     (C) Yield Supplement Account Investment Income                                                            $27,687.90
     (D) Trust Fees Expense                                                                                         $0.00
     (E) Aggregate Net Losses for Collection Period                                                            470,644.12
     (F) Liquidated Receivables Information
         (i) Gross Principal Balance on Liquidated Receivable                                                  979,753.46
         (ii) Liquidation Proceeds                                                                             371,650.76
         (ii) Recoveries from Prior Month Charge Offs                                                          137,458.58
     (G) Days in Accrual Period                                                                                        28
     (H) Deal age                                                                                                       9

                                                                            MONTHLY COLLECTIONS
                                                                            -------------------

V. INTEREST COLLECTIONS
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                              $5,153,526.47

VI. PRINCIPAL COLLECTIONS
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                        $50,005,696.20
     (B) Liquidation Proceeds  (IV(F(i)))                                                                      371,650.76
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                        0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                   137,458.58
                                                                                                     --------------------
     (E) Total Principal Collections (A+B+C+D)                                                             $50,514,805.54

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                                $55,668,332.01
-------------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                $800,214.53
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                      $56,468,546.54
-------------------------------------

                                                                           MONTHLY DISTRIBUTIONS
                                                                           ---------------------
X. FEE DISTRIBUTIONS
--------------------
     (A) Servicing Fee
         (i)  Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                 $1,192,383.15
         (ii) Servicing Fee Paid                                                                             1,192,383.15
                                                                                                     --------------------
         (iii) Servicing Fee Shortfall                                                                              $0.00
     (B) Reserve Account Investment Income (IV(B))                                                             $24,924.82
     (C) Yield Supplement Account Investment Income  (IV(C))                                                   $27,687.90

                                                                          Page 3
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                           2/1/2005 through 2/28/2005

     (D) Trust Fees Expense (IV(D))                                                                                 $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
     (A) Interest
         (i) Class A-1 Notes
             (a) Class A-1 Notes Interest Due                                                                  $36,896.44
             (b) Class A-1 Notes Interest Paid                                                                  36,896.44
                                                                                                     --------------------
             (c) Class A-1 Notes Interest Shortfall                                                                 $0.00
         (ii) Class A-2 Notes
             (a) Class A-2 Notes Interest Due                                                               $1,121,400.00
             (b) Class A-2 Notes Interest Paid                                                               1,121,400.00
                                                                                                     --------------------

             (c) Class A-2 Notes Interest Shortfall                                                                 $0.00
         (iii) Class A-3 Notes
             (a) Class A-3 Notes Interest Due                                                               $1,471,250.00
             (b) Class A-3 Notes Interest Paid                                                               1,471,250.00
                                                                                                     --------------------
             (c) Class A-3 Notes Interest Shortfall                                                                 $0.00
         (iv) Class A-4 Notes
             (a) Class A-4 Notes Interest Due                                                                 $863,282.50
             (b) Class A-4 Notes Interest Paid                                                                 863,282.50
                                                                                                     --------------------
             (c) Class A-4 Notes Interest Shortfall                                                                 $0.00
         (v) Total Note Interest
             (a) Total Note Interest Due                                                                    $3,492,828.94
             (b) Total Note Interest Paid                                                                    3,492,828.94
                                                                                                     --------------------
             (c) Total Note Interest Shortfall                                                                      $0.00
             (d) Reserve Account Withdrawal for Note Interest                                                       $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                   $51,783,334.45
     (B) Principal
         (i) Noteholders' Principal Distribution Amounts                                                   $50,985,449.66
         (ii) Class A-1 Notes Principal
              (a) Class A-1 Notes Principal Due                                                            $29,103,241.55
              (b) Class A-1 Notes Principal Paid                                                            29,103,241.55
                                                                                                     --------------------

              (c) Class A-1 Notes Principal Shortfall                                                               $0.00
              (d) Reserve Account Withdrawal                                                                        $0.00
         (iii) Class A-2 Notes Principal
              (a) Class A-2 Notes Principal Due                                                            $21,882,208.11
              (b) Class A-2 Notes Principal Paid                                                            21,882,208.11
                                                                                                     --------------------
              (c) Class A-2 Notes Principal Shortfall                                                               $0.00
              (d) Reserve Account Withdrawal                                                                        $0.00
         (iv) Class A-3 Notes Principal
              (a) Class A-3 Notes Principal Due                                                                     $0.00
              (b) Class A-3 Notes Principal Paid                                                                     0.00
                                                                                                     --------------------
              (c) Class A-3 Notes Principal Shortfall                                                               $0.00
              (d) Reserve Account Withdrawal                                                                        $0.00
         (v) Class A-4 Notes Principal
              (a) Class A-4 Notes Principal Due                                                                     $0.00
              (b) Class A-4 Notes Principal Paid                                                                     0.00
                                                                                                     --------------------
              (c) Class A-4 Notes Principal Shortfall                                                               $0.00
              (d) Reserve Account Withdrawal                                                                        $0.00
         (vi) Total Notes Principal
              (a) Total Notes Principal Due                                                                 50,985,449.66
              (b) Total Notes Principal Paid                                                                50,985,449.66
                                                                                                     --------------------
              (c) Total Notes Principal Shortfall                                                                   $0.00
              (d) Reserve Account Withdrawal                                                                        $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
     Amount available for deposit into reserve account                                                        $797,884.79
     Amount deposited into reserve account                                                                           0.00
     Excess Amount Released from Reserve Account                                                                     0.00
                                                                                                     --------------------
     Excess funds available to Certificateholders                                                              797,884.79
                                                                                                     --------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
     (A) Interest
         (i) Certificate Monthly Interest Due                                                                 $193,219.50
         (ii) Certificate Interest Shortfall Beginning Balance                                                      $0.00
                                                                                                     --------------------
         (iii) Total Certificate Interest Due                                                                 $193,219.50
         (iv) Certificate Interest Paid                                                                        193,219.50
                                                                                                     --------------------
         (v) Certificate Interest Shortfall Ending Balance                                                          $0.00
     (B) Principal
         (i) Certificate Monthly Principal Due                                                                     ($0.00)
         (ii) Certificate Principal Shortfall Beginning Balance                                                     $0.00
                                                                                                     --------------------
         (iii) Total Certificate Principal Due                                                                     ($0.00)
         (iv) Certificate Principal Paid                                                                            (0.00)
                                                                                                     --------------------
         (v) Certificate Principal Shortfall Ending Balance                                                         $0.00
     (C) Release to Seller                                                                                    $604,665.29

                                                                    DISTRIBUTIONS SUMMARY
                                                                    ---------------------
     (A) Total Collections                                                                                 $56,468,546.54
     (B) Service Fee                                                                                        $1,192,383.15

                                                                          Page 4
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                           2/1/2005 through 2/28/2005

     (C) Trustee Fees                                                                                                  0.00
     (D) Class A1 Amount                                                                                     $29,140,137.99
     (E) Class A2 Amount                                                                                     $23,003,608.11
     (F) Class A3 Amount                                                                                      $1,471,250.00
     (G) Class A4 Amount                                                                                        $863,282.50
     (H) Amount Deposited into Reserve Account                                                                        $0.00
     (I) Certificateholders                                                                                     $193,219.50
     (J) Release to seller                                                                                      $604,665.29
     (K) Total amount distributed                                                                            $56,468,546.54
     (L) Amount of Draw from Reserve Account                                                                           0.00
     (M) Excess Amount Released from Reserve Account                                                                   0.00

                                                       PORTFOLIO AND SECURITY SUMMARY
                                                       ------------------------------

                                                                                   Beginning                    End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                      of Period                  of Period
--------------------------------------------                                 --------------------        --------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                      $1,370,003,241.55         $1,319,017,791.89
         (ii)   Note Pool Factor                                                        0.7561142                 0.7279749
         (iii)  Class A-1 Notes Balance                                             29,103,241.55                      0.00
         (iv)   Class A-1 Notes Pool Factor                                             0.0617903                 0.0000000
         (v)    Class A-2 Notes Balance                                            534,000,000.00            512,117,791.89
         (vi)   Class A-2 Notes Pool Factor                                             1.0000000                 0.9590221
         (vii)  Class A-3 Notes Balance                                            535,000,000.00            535,000,000.00
         (viii) Class A-3 Notes Pool Factor                                             1.0000000                 1.0000000
         (ix)   Class A-4 Notes Balance                                            271,900,000.00            271,900,000.00
         (x)    Class A-4 Notes Pool Factor                                             1.0000000                 1.0000000
         (xi)   Certificates Balance                                                60,856,536.96             60,856,536.96
         (xii)  Certificates Pool Factor                                                1.0000000                 1.0000000
         (xiii) Total Principal Balance of Notes and Certificates                1,430,859,778.51          1,379,874,328.85
     (B) Portfolio Information
         (i)   Weighted Average Coupon (WAC)                                                4.30%                     4.28%
         (ii)  Weighted Average Remaining Maturity (WAM)                                    43.32 months              42.45 months
         (iii) Remaining Number of Receivables                                            111,648                   109,030
         (iv)  Portfolio Receivable Balance                                     $1,430,859,778.51         $1,379,874,328.85
     (C) Outstanding Advance Amount                                                   $606,026.10               $479,316.94
     (D) Outstanding Payahead Balance                                                       $0.00                     $0.00

                                                           SUMMARY OF ACCOUNTS
                                                           -------------------
XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
     (A) Beginning Reserve Account Balance                                                                   $14,045,674.03
     (B) Draws                                                                                                         0.00
         (i)   Draw for Servicing Fee                                                                                  0.00
         (ii)  Draw for Interest                                                                                       0.00
         (iii) Draw for Realized Losses                                                                                0.00
     (C) Excess Interest Deposited into the Reserve Account                                                            0.00
     (D) Reserve Account Balance Prior to Release                                                             14,045,674.03
     (E) Reserve Account Required Amount                                                                      14,045,674.03
     (F) Final Reserve Account Required Amount                                                                14,045,674.03
     (G) Excess Reserve Account Amount                                                                                 0.00
     (H) Release of Reserve Account Balance to Seller                                                                  0.00
     (I) Ending Reserve Account Balance                                                                       14,045,674.03

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
     (A) Beginning Yield Supplement Account Balance                                                           15,218,508.56
     (B) Investment Earnings                                                                                      27,687.90
     (C) Investment Earnings Withdraw                                                                             27,687.90
     (D) Additional Yield Supplement Amounts                                                                           0.00
     (E) Yield Supplement Deposit Amount                                                                         800,214.53
     (F) Release of Yield Deposit Account Balance to Seller                                                            0.00
                                                                                                ----------------------------
     (G) Ending Yield Supplement Account Balance                                                              14,418,294.03

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
     (A) Liquidated Contracts
         (i) Liquidation Proceeds                                                                               $371,650.76
         (ii) Recoveries on Previously Liquidated Contracts                                                      137,458.58
     (B) Aggregate Net Losses for Collection Period                                                              470,644.12
     (C) Net Loss Rate for Collection Period (annualized)                                                             0.40%
     (D) Cumulative Net Losses for all Periods                                                                 3,183,925.89
     (E) Delinquent Receivables                                          # Units                       Dollar Amount
                                                               -------------------------   ---------------------------------
         (i)  30-59 Days Delinquent                               2,366          2.17%       $29,346,418.95           2.13%
         (ii)  60-89 Days Delinquent                                362          0.33%        $4,315,114.41           0.31%
         (ii) 90 Days or More Delinquent                             48          0.04%          $609,416.38           0.04%

XVIII. REPOSSESSION ACTIVITY                                             # Units                        Dollar Amount
----------------------------                                   -------------------------   ---------------------------------
     (A) Vehicles Repossessed During Collection Period               51          0.05%          $745,210.42           0.05%

                                                                          Page 5
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                           2/1/2005 through 2/28/2005

     (B) Total Repossessed Vehicles in Inventory                     91          0.08%        $1,303,813.39           0.09%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i) Second Preceding Collection Period                                                                       0.42%
         (ii) Preceding Collection Period                                                                             0.48%
         (iii) Current Collection Period                                                                              0.40%
         (iv) Three Month Average (Avg(i,ii,iii))                                                                     0.43%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the
         Outstanding Balance of Receivables.
         (i) Second Preceding Collection Period                                                                       0.44%
         (ii) Preceding Collection Period                                                                             0.59%
         (iii) Current Collection Period                                                                              0.46%
         (iv) Three Month Average (Avg(i,ii,iii))                                                                     0.50%

     (C) Loss and Delinquency Trigger Indicator                                                     Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ John Weisckle
             -----------------------
             Mr. John Weisickle
             Vice President